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                                                                   EXHIBIT 10.19

                       THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 30, 2002, among PMC COMMERCIAL TRUST, a real estate investment trust organized under the laws of the State of Texas ("Borrower"), certain Lenders, and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. ("Administrative Agent").

                             PRELIMINARY STATEMENT:

     Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of November 29, 1999, pursuant to which the Lenders have made and may hereafter make loans to Borrower. Concurrently herewith, Midfirst Bank and Texas Capital Bank, N.A. are assigning all of their rights and interests as Lenders under the Credit Agreement to Bank One, NA. Borrower, Administrative Agent and Bank One, NA, as sole remaining Lender after the assignments described above, have agreed to amend the Credit Agreement in order to (i) reduce the Commitment and Bank One, NA's Committed Sum to $30,000,000, and (ii) extend the Stated Termination Date to March 22, 2003.

     Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

     1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

     2. Amendments.

          (a) The defined term "Commitment" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

               "Commitment" means an amount (subject to reduction or cancellation as herein provided) equal to $30,000,000.

          (b) The defined term "Stated Termination Date" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

               "Stated Termination Date" means March 22, 2003.

          (c) Schedule 2 to the Credit Agreement is hereby amended in its entirety as set forth on Annex A attached hereto.

     3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct, (b) Lender receives counterparts of this

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Amendment executed by each party named below, (c) the assignments of interests contemplated by the Preliminary Statement above have been completed, and (d) Borrower executes and delivers to Bank One, NA a renewal and replacement Revolving Note in the maximum principal amount of $30,000,000.

     4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all Liens heretofore granted to Administrative Agent on behalf of the Lenders were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Administrative Agent or Lenders may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Administrative Agent and Lenders in respect of all present and future Collateral.

     5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment and any Credit Document to be delivered under this Amendment, (c) this Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.

     6. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

     7. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.


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     8. Parties Bound. This Amendment binds and inures to the benefit of
Borrower, Administrative Agent and each Lender, and, subject to Section 14 of the Credit Agreement, their respective successors and assigns.

     9. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.

     EXECUTED as of the date first stated above.

                                   BANK ONE, NA,
                                   as Administrative Agent and a Lender


                                   By:
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                                          Bradley C. Peters, Vice President


                                   PMC COMMERCIAL TRUST,
                                   as Borrower


                                   By:
                                       ---------------------------------------
                                   Name:
                                         -------------------------------------
                                   Title:
                                          ------------------------------------




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